Securities Exchange Act of 1934 -- Form 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K




PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:

                                  May 13, 2002
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                        CBL & ASSOCIATES PROPERTIES, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                          1-12494                     62-1545718
----------------------       --------------------      ------------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                  File Number)            Identification Number)
incorporation)


              2030 Hamilton Place Boulevard, Chattanooga, TN 37421
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                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
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                                 (423) 855-0001

Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

     The Audit Committee of the Board of Directors (the "Audit Committee") of CBL & Associates Properties, Inc. (the "Company") annually considers and recommends to the Board of Directors the selection of the Company's independent public accountants. As recommended by the Audit Committee, the Board of Directors on May 7, 2002 dismissed its independent auditors, Arthur Andersen LLP ("Andersen"), in view of recent developments relating to Andersen, and engaged Deloitte and Touche LLP to serve as the Company's independent public accountants and to audit the Company's financial statements for the fiscal year ending December 31, 2002. The determination to change independent public accountants followed the Company's decision to seek proposals from independent public accountants to audit the Company's financial statements for the fiscal year ended December 31, 2002.

     Andersen's reports on the Company's consolidated financial statements for the two most recent fiscal years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

                  During the two most recent fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim period through the date of this Form 8-K, there were (i) no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years, and
(ii) no reportable events, as listed in Item 304(a) (1) (v) of Regulation S-K.

                  The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated May 13, 2002, stating its agreement with such statements.

                  During the two most recent fiscal years ended December 31, 2001 and December 31, 2000, the Company did not consult Deloitte & Touche LLP with respect to any of the matters or events set forth in Item 304(a) (2) (i) and (ii) of Regulation S-K.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



CBL & ASSOCIATES PROPERTIES, INC.



                          /c/ John N. Foy
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                                  John N. Foy
                                 Vice Chairman,
          Chief Financial Officer and Treasurer(Authorized Officer of
                                the Registrant,
         Principal Financial Officer and Principal Accounting Officer)




                                                          Date: May 13, 2002

Item 7.  Financial Statements and Exhibits

Exhibit
Number            Description

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 13, 2002.

99.1              Press Release dated  May 10, 2002.



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     Exhibit 16


                        [ARTHUR ANDERSEN LLP LETTERHEAD]
                                 Republic Center
                              633 Chestnut Street
                             Chattanooga. TN 37450


May 13, 2002



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir/Madam:

We have read the first four paragraphs of Item 4 included in the Form 8-K dated May 13, 2002 of CBL & Associates Properties, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

                                                         Very truly yours,

                                                     /s/ Rob Fleshman

                                                  ARTHUR ANDERSEN LLP Partner

cc:       John N. Foy, Vice Chairman & Chief Financial
           Officer, CBL & Associates Properties, Inc.

Exhibit 99.1


               [Letterhead of CBL & Associates Properties, Inc.]
                          2030 Hamilton Place Boulevard
                           Chattanooga, TN 37421-6000

Contact: John Foy
         Vice Chairman and CFO
         (423) 855-0001


    CBL & ASSOCIATES PROPERTIES, INC. ENGAGES DELOITTE & TOUCHE LLP

     CHATTANOOGA, Tenn. (May 10, 2002) - CBL & Associates Properties, Inc. (NYSE:CBL) today announced it has engaged Deloitte & Touche LLP as its independent auditors for calendar year 2002. Arthur Andersen LLP had been its auditor for the past nine years.

     CBL & Associates Properties, Inc. is the third largest mall real estate investment trust in terms of GLA owned in the United States and the largest owner of malls and shopping centers in the Southeast. With a total of 53 enclosed malls, the Company has a portfolio of 158 properties in 25 states totaling 56.6 million square feet including 2.2 million square feet of non-owned shopping centers managed for third parties. The Company has under construction six projects totaling approximately 1.2 million square feet, including one mall, one associated center, three mall expansions and one community center plus three mall renovations. In addition to its office in Chattanooga, TN, the Company has a regional office in Boston (Waltham), MA. The Company can be found on the Internet at www.cblproperties.com.

     Information included herein contains "forward-looking statements" within the meaning of the federal securities laws. Such statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual events, financial and otherwise, may differ materially from the events and results discussed in the forward-looking statements. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including without limitation the Company's Annual Report on Form 10-K and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" incorporated by reference therein, for a discussion of such risks and uncertainties.